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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest reported)   JULY 26, 2001


                     HEALTHCARE REALTY TRUST INCORPORATED

            (Exact name of registrant as specified in its chapter)

        MARYLAND                               1-11852                      62-1507028
(State or other jurisdiction                 (Commission                   (IRS Employer
     of incorporation)                       File Number)                Identification No.)

                             3310 WEST END AVENUE

                                   SUITE 700

                          NASHVILLE, TENNESSEE 37203
                   (Address of principal executive offices)

                                (615) 269-8175

             (Registrant's telephone number, including area code)
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ITEM 9.  REGULATION FD DISCLOSURE

         Healthcare Realty Trust is filing its quarterly dividend announcement dated July 24, 2001, its earnings press release dated July 26, 2001, and its Supplemental Data Report dated July 26, 2001 which is contained on its website (www.healthcarerealty.com).

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     c)  Exhibits

99.1     Second quarter dividend press release, dated July 24, 2001.

99.2     Second quarter earnings press release, dated July 26, 2001.

99.3 Supplemental Data Report, dated as of July 26, 2001, for the three months ended June 30, 2001.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      HEALTHCARE REALTY TRUST INCORPORATED

                          By: /s/ Timothy G. Wallace
                              ----------------------------
                                   Timothy G. Wallace

                                Executive Vice President

                              and Chief Financial Officer


Date: July 26, 2001